EXHIBIT 10.75

NOVEMBER 2012 AMENDMENT TO THE
PEPSICO PENSION EQUALIZATION PLAN

The PepsiCo Pension Equalization Plan (“PEP”) is hereby amended as set forth below, effective as of December 1, 2012.

I.

The main plan document for the PEP 409A Program is amended as follows:

1.
Section 2.1 is amended by re-designating existing subsections (e) through (vv) as new subsections (f) through (ww) (and all cross references in the PEP 409A Program to these subsections shall be conformed to reflect this re-designation), and inserting a new subsection (e) to read as follows:

(e)    Cashout Limit: The annual dollar limit on elective deferrals under Code section 402(g)(1)(B), as in effect from time to time.

2.	Section 4.9 is amended in its entirety to read as follows:

4.9    Cashout Distributions: Notwithstanding the availability or applicability of a different form of payment under Article VI, the following rules shall apply in the case of certain small benefit Annuity payments:

(a)    Distribution of Participant’s 409A Pension: If at a Participant’s Annuity Starting Date the Actuarial Equivalent lump sum value of the Participant’s 409A Pension is equal to or less than the Cashout Limit, the Plan Administrator shall distribute to the Participant such lump sum value of the Participant’s 409A Pension. Notwithstanding the preceding sentence, for Annuity Starting Dates prior to December 1, 2012, a Participant shall be cashed out under this subsection if, at the Participant’s Annuity Starting Date, the Actuarial Equivalent lump sum value of the Participant’s PEP Pension is equal to or less than $15,000.

(b)    Distribution of Pre-Retirement Spouse’s 409A Pension: If at the time payments are to commence to an Eligible Spouse under Section 4.6, the Actuarial Equivalent lump sum value of the PEP Pre-Retirement Spouse’s 409A Pension to be paid is equal to or less than the Cashout Limit, the Plan Administrator shall distribute to the Eligible Spouse such lump sum value of the PEP Pre-Retirement Spouse’s Pension that is subject to Section 409A. Notwithstanding the preceding sentence, for Annuity Starting Dates prior to December 1, 2012, an Eligible Spouse shall be cashed out under this subsection if the Actuarial Equivalent lump sum value of the Eligible Spouse’s PEP Pre-Retirement Spouse’s Pension is equal to or less than $15,000.

(c)    Special Cashout of 409A Vested Pensions: Notwithstanding subsection (a) above, the Plan Administrator shall have discretion under this subsection to cash out a 409A Vested Pension in a single lump sum prior to the date that would apply under subsection (a).

(1)    The Plan Administrator shall have discretion under this subsection to cash out in a single lump sum any 409A Vested Pension that, as of December 1, 2012 – (i) has not otherwise had its Annuity Starting Date occur, (ii) has an Actuarial Equivalent lump sum value that is equal to or less than the Cashout Limit as of such date, and (iii) is practicable to calculate and distribute (as determined pursuant to the exercise of the Plan Administrator’s discretion), with such cashout being made on December 1, 2012.

(2)    The Plan Administrator shall also have discretion under this subsection to cash out in a single lump sum any 409A Vested Pension that, as of the first day of any month in 2013 or 2014 specified by the Plan Administrator pursuant to the exercise of its discretion – (i) has not otherwise had its Annuity Starting Date occur, (ii) has an Actuarial Equivalent lump sum value that is equal to or less than the Cashout Limit as of such date, and (iii) is practicable to calculate and distribute (as determined pursuant to the exercise of the Plan Administrator’s discretion), with such cashout being made on the first day of the month specified.

Not later than November 30, the Plan Administrator shall memorialize in writing the exercise of its discretion under this subsection to select Vested Pensions for cashout on December 1, 2012, through the creation of a written list (in either hard copy or electronic form) of Participants with 409A Vested Pensions who will be cashed out. In addition, not later than the day before the date specified pursuant to paragraph (2) above, the Plan Administrator shall memorialize in writing the exercise of its discretion under this subsection to select Vested Pensions for cashout on the specified date, through the creation of a written list (in either hard copy or electronic form) of Participants with 409A Vested Pensions who will be cashed out.

Any lump sum distributed under this section shall be in lieu of the Pension that otherwise would be distributable to the Participant or Eligible Spouse hereunder. The cashout provisions described in subsections (a) through (c) above are intended to be “limited cashout” features within the meaning of Treasury Regulation § 1.409A-3(j)(4)(v), and they shall be interpreted and applied consistently with this regulation. Accordingly, in determining if an applicable dollar limit is satisfied, a Participant’s entire benefit under this Plan that is subject to Section 409A and all benefits subject to Section 409A under all other nonaccount balance plans (within the meaning of Treasury Regulation § 1.409A-1(c)(2)(i)(C)) shall be taken into account (the “accountable benefit”), and a Participant’s entire accountable benefit must be cashed out as of the time in question as a condition to any payout under this Section. In addition, a cashout under this Section shall not cause an accountable benefit to be paid out before completing any applicable six-month delay (see, e.g., Section 6.6). No Participant or Eligible Spouse shall be given a direct or indirect election with respect to whether the Participant’s Vested Pension or the Pre-Retirement Spouse’s 409A Pension will be cashed out under this section.

II.

The main plan document for the PEP Pre-409A Program is amended as follows:

1.
Section 2.1 is amended by re-designating existing subsections (g) through (aaa) as new subsections (h) through (bbb) (and all cross references in the PEP 409A Program to these subsections shall be conformed to reflect this re-designation), and inserting a new subsection (g) to read as follows:

(g)    Cashout Limit: The annual dollar limit on elective deferrals under Code section 402(g)(1)(B), as in effect from time to time.

2.    Section 4.9 is amended in its entirety to read as follows:

4.9    Cashout Distributions: Notwithstanding the availability or applicability of a different form of payment under Article VI, the following rules shall apply in the case of certain small benefit Annuity payments:

(a)     Distribution of Participant's Pre-409A Pension: If on the applicable benefit commencement date the Actuarial Equivalent lump sum value of the Participant's Pre-409A Pension is equal to or less than the Cashout Limit, the Plan Administrator shall distribute to the Participant such lump sum value of the Participant's Pre-409A Pension. Notwithstanding the preceding sentence, for commencement dates prior to December 1, 2012, a Participant shall be cashed out under this subsection if, at the Participant’s commencement date, the Actuarial Equivalent lump sum value of the Participant’s PEP Pension is equal to or less than $15,000 ($10,000 in the case of a Pre-2005 Participant). Such lump sum (or portion thereof) representing the Participant’s Pre-409A Pension shall be paid pursuant to the terms of this Pre-409A Program. The applicable benefit commencement date shall be:

(1)    Prior to December 1, 2012, the commencement date of any 409A Pension to which the Participant is entitled or, in the event the Participant is not entitled to a 409A Pension, the first of the month following the Participant’s termination of employment date (however, if the lump sum value as of that date is too great to make the distribution, but the lump sum value is not too great as of his Annuity Starting Date under the terms of this Pre-409A Program, such Annuity Starting Date shall be the applicable commencement date); and

(2)    Beginning as of December 1, 2012, the first of the month following the Participant’s termination of employment date (however, if the lump sum value as of that date is too great to make the distribution, but the lump sum value is not too great as of his Annuity Starting Date under the terms of this Pre-409A Program, such Annuity Starting Date shall be the applicable commencement date)

(b)     Distribution of Pre-Retirement Spouse's Pre-409A Pension Benefit: If on the Eligible Spouse’s applicable benefit commencement date, the Actuarial Equivalent lump sum value of the PEP Pre-Retirement Spouse's Pre-409A Pension to be paid is equal to or less than the Cashout Limit, the Plan Administrator shall distribute to the Eligible Spouse such lump sum value of the PEP Pre-Retirement Spouse's Pre-409A Pension. Notwithstanding the preceding sentence, for commencement dates prior to December 1, 2012, an Eligible Spouse shall be cashed out under this subsection if the Actuarial Equivalent lump sum value of the Eligible Spouse’s PEP Pre-Retirement Spouse’s Pension is equal to or less than $15,000 ($10,000 in the case of a Pre-2005 Participant). Such lump sum (or portion thereof) representing the Eligible Spouse’s Pre-Retirement Spouse’s Pre-409A Pension shall be paid pursuant to the terms of this Pre-409A Program. The applicable benefit commencement date shall be:

(1)    Prior to December 1, 2012, the commencement date of any Pre-Retirement Spouse’s 409A Pension to which the Eligible Spouse is entitled or, in the event the Eligible Spouse is not entitled to a Pre-Retirement Spouse’s 409A Pension, the first of the month following the Participant’s death (however, if the lump sum value as of that date is too great to make the distribution, but the lump sum value is not too great as of the date that would be the Eligible Spouse’s benefit commencement date under the terms of this Pre-409A Program, such benefit commencement date shall be the applicable commencement date); and

(2)    Beginning as of December 1, 2012, the first of the month following the Participant’s death (however, if the lump sum value as of that date is too great to make the distribution, but the lump sum value is not too great as of the date that would be the Eligible Spouse’s benefit commencement date under the terms of this Pre-409A Program, such benefit commencement date shall be the applicable commencement date).

(c)    Special Cashout of Pre-409A Vested Pensions: Notwithstanding subsection (a) above, the Plan Administrator shall have discretion under this subsection to cash out a Pre-409A Vested Pension in a single lump sum prior to the date that would apply under subsection (a).

(1)    The Plan Administrator shall have discretion under this subsection to cash out in a single lump sum any Pre-409A Vested Pension that, as of December 1, 2012 – (i) has not otherwise had its Annuity Starting Date occur, (ii) has an Actuarial Equivalent lump sum value that is equal to or less than the Cashout Limit as of such date, and (iii) is practicable to calculate and distribute (as determined pursuant to the exercise of the Plan Administrator’s discretion), with such cashout being made on December 1, 2012.

(2)    The Plan Administrator shall also have discretion under this subsection to cash out in a single lump sum any Pre-409A Vested Pension that, as of the first of any month in 2013 or 2014 specified by the Plan Administrator pursuant to the exercise of its discretion – (i) has not otherwise had its Annuity Starting Date occur, (ii) has an Actuarial Equivalent lump sum value that is equal to or less than the Cashout Limit as of such date, and (iii) is practicable to calculate and distribute (as determined pursuant to the exercise of the Plan Administrator’s discretion), with such cashout being made on the first of the month specified.

Not later than November 30, the Plan Administrator shall memorialize in writing the exercise of its discretion under this subsection to select Vested Pensions for cashout on December 1, 2012, through the creation of a written list (in either hard copy or electronic form) of Participants with Pre-409A Vested Pensions who will be cashed out. In addition, not later than the day before the date specified pursuant to paragraph (2) above, the Plan Administrator shall memorialize in writing the exercise of its discretion under this subsection to select Vested Pensions for cashout on the specified date, through the creation of a written list (in either hard copy or electronic form) of Participants with Pre-409A Vested Pensions who will be cashed out.

Any lump sum distributed under this section shall be in lieu of the Pension that otherwise would be distributable to the Participant or Eligible Spouse hereunder. To the extent necessary to preserve the grandfathered status of Pre-409A Pensions, the cashout provisions described in subsections (a) through (c) above are intended to operate in conformance with the rules for “limited cashout” features within the meaning of Treasury Regulation sections 1.409A-3(j)(4)(v) and 1.409A-6(a)(4)(i)(E), and they shall be interpreted and applied consistently with this regulation. No Participant or Eligible Spouse shall be given a direct or indirect election with respect to whether the Participant’s Vested Pension or the Pre-Retirement Spouse’s 409A Pension will be cashed out under this section.

III.

Appendix Article PBG Pre-409A of the plan document for the PEP Pre-409A Program is amended as follows:

1.
Section 2.1 is amended by re-designating existing subsections (g) through (uu) as new subsections (h) through (vv) (and all cross references in the PEP 409A Program to these subsections shall be conformed to reflect this re-designation), and inserting a new subsection (g) to read as follows:

(g)    Cashout Limit: The annual dollar limit on elective deferrals under Code section 402(g)(1)(B), as in effect from time to time.

2.    Section 4.9 is amended in its entirety to read as follows:

4.9    Cashout Distributions.

(a)    Distribution of Participant’s Pension: If at a Participant’s Annuity Starting Date the Actuarial Equivalent lump sum value of the portion of the Participant’s PEP Pension that is not subject to Section 409A is equal to or less than the Cashout Limit, the Plan Administrator shall distribute to the Participant such lump sum value of such portion of the Participant’s PEP Pension. Notwithstanding the preceding sentence, for Annuity Starting Dates prior to December 1, 2012, a Participant shall be cashed out under this subsection if, at the Participant’s Annuity Starting Date, the Actuarial Equivalent lump sum value of the Participant’s PEP Pension is equal to or less than $10,000.

(b)    Distribution of Pre-Retirement Spouse’s Pension Benefit: If at the time payments under the Salaried Plan commence to an Eligible Spouse the Actuarial Equivalent lump sum value of the PEP Pre-Retirement Spouse’s Pension to be paid is equal to or less than the Cashout Limit, the Plan Administrator shall distribute to the Eligible Spouse such lump sum value of the PEP Pre-Retirement Spouse’s Pension. Notwithstanding the preceding sentence, for Annuity Starting Dates prior to December 1, 2012, an Eligible Spouse shall be cashed out under this subsection if the Actuarial Equivalent lump sum value of the Eligible Spouse’s PEP Pre-Retirement Spouse’s Pension is equal to or less than $10,000.

(c)     Special Cashout of Vested Pensions: Notwithstanding subsection (a) above, the Plan Administrator shall have discretion under this subsection to cash out a Pre-409A Vested Pension in a single lump sum prior to the date that would apply under subsection (a).

(1)    The Plan Administrator shall have discretion under this subsection to cash out in a single lump sum any Vested Pension that, as of December 1, 2012 – (i) has not otherwise had its Annuity Starting Date occur, (ii) has an Actuarial Equivalent lump sum value that is equal to or less than the Cashout Limit as of such date, and (iii) is practicable to calculate and distribute (as determined pursuant to the exercise of the Plan Administrator’s discretion), with such cashout being made on December 1, 2012.

(2)    The Plan Administrator shall also have discretion under this subsection to cash out in a single lump sum any Vested Pension that, as of the first of any month in 2013 or 2014 specified by the Plan Administrator pursuant to the exercise of its discretion – (i) has not otherwise had its Annuity Starting Date occur, (ii) has an Actuarial Equivalent lump sum value that is equal to or less than the Cashout Limit as of such date, and (iii) is practicable to calculate and distribute (as determined pursuant to the exercise of the Plan Administrator’s discretion), with such cashout being made on the first of the month specified.

Not later than November 30, the Plan Administrator shall memorialize in writing the exercise of its discretion under this subsection to select Vested Pensions for cashout on December 1, 2012, through the creation of a written list (in either hard copy or electronic form) of Participants with Vested Pensions who will be cashed out. In addition, not later than the day before the date specified pursuant to paragraph (2) above, the Plan Administrator shall memorialize in writing the exercise of its discretion under this subsection to select Vested Pensions for cashout on the specified date, through the creation of a written list (in either hard copy or electronic form) of Participants with Vested Pensions who will be cashed out.

Any lump sum distributed under this section shall be in lieu of the Pension that otherwise would be distributable to the Participant or Eligible Spouse hereunder. To the extent necessary to preserve the grandfathered status of Pre-409A Pensions, the cashout provisions described in subsections (a) through (c) above are intended to operate in conformance with the rules for “limited cashout” features within the meaning of Treasury Regulation sections 1.409A-3(j)(4)(v) and 1.409A-6(a)(4)(i)(E), and they shall be interpreted and applied consistently with this regulation. No Participant or Eligible Spouse shall be given a direct or indirect election with respect to whether the Participant’s Vested Pension or the Pre-Retirement Spouse’s 409A Pension will be cashed out under this section.

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PEPSICO, INC.

By: /s/ Cynthia M. Trudell
Cynthia M. Trudell
Executive Vice President, Human Resources
Chief Human Resources Officer
Date: November 30, 2012

APPROVED:

LAW DEPARTMENT

By: /s/ Stacy D. Grindal
Stacy D. Grindal
Senior Legal Director, Employee Benefits Counsel
Date: November 28, 2012

TAX DEPARTMENT

By: /s/ Christine Griff
Christine Griff
Senior Director, Tax Counsel
Date: November 27, 2012